UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/04/2006

Radiant Systems, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  0-22065

Georgia	11-2749765
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3925 Brookside Parkway
Alpharetta, Georgia 30022
(Address of principal executive offices, including zip code)

(770) 576-6000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On January 4, 2006, Radiant Systems, Inc. issued a press release announcing that its Board of Directors has re-commenced its stock repurchase program, which expired in August 2003, authorizing the repurchase of up to 1 million shares of its common stock through November 2007. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

        99.1        Press Release dated January 4, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Systems, Inc.

Date: January 04, 2006	By:	/s/ Mark E. Haidet
Mark E. Haidet
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated January 4, 2006